SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12.

HELIOS SELECT FUND, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HELIOS SELECT FUND, INC.

Helios Select Short Term Bond Fund

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

February 24, 2009

Dear Shareholder:

Enclosed are a notice and a proxy statement concerning a special meeting of shareholders of the Helios Select Short Term Bond Fund, formerly the Morgan Keegan Select Short Term Bond Fund (the “Fund”), a series of Helios Select Fund, Inc., formerly Morgan Keegan Select Fund, Inc. a Maryland corporation (the “Company”), to be held on March 27, 2009. The matter you are being asked to vote on is the approval of the proposed liquidation of the Fund, as described more fully in the enclosed proxy statement.

Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or touch-tone telephone.

Q.	WHAT IS THE PROPOSAL ABOUT?

The proposal is to liquidate the Fund and return to all shareholders their investment as of the date of the liquidation. The proposal specifically requires approval by shareholders of the liquidation of the Fund as set forth in the Plan of Liquidation of the Fund (the “Plan”). The Plan requires your approval to liquidate the Fund. The Board of Directors of the Company (the “Board”) reviewed this proposal and determined that it is advisable to liquidate the Fund and to approve the Plan. Therefore, the Board has scheduled the meeting on March 27, 2009 to seek your approval of the liquidation of the Fund, as set forth in the Plan. The Board recommends that you approve the proposal after you carefully study the enclosed materials.

Q.	WHY IS THE BOARD RECOMMENDING THIS PROPOSAL?

At a meeting of the Board held on December 22, 2008, the Board, upon the recommendation of the Fund’s investment adviser, Hyperion Brookfield Asset Management, Inc. (the “Adviser”), determined that it is advisable to liquidate the Fund. In making this determination, the Board carefully considered several factors, including, among other things, current market conditions, the Fund’s current net asset level, and the Fund’s prospects for future asset growth. Please refer to the proxy statement for a more detailed description of the factors considered by the Board.

Q.	HOW WILL THE LIQUIDATION WORK?

If the liquidation is approved by shareholders, the Fund immediately thereafter will not engage in any business activities, except to wind up its business, convert its portfolio securities to cash as necessary or advisable to accomplish the liquidation of the Fund as described in the Plan, and make one or more liquidating distributions to shareholders on a pro rata basis after deducting amounts necessary to satisfy any remaining liabilities. If the Fund’s shareholders approve the liquidation, the Fund expects to make liquidating distributions to shareholders as soon as possible following approval of the Plan.

Q.	WHO PAYS FOR THIS PROXY EXPENSE?

The Adviser will be responsible for covering the costs associated with the liquidation of the Fund and the preparation of the proxy statement, not the Fund or any shareholder.

Q.	HOW DOES THE BOARD RECOMMEND I VOTE?

After careful consideration, the Board recommends that you vote in favor of the proposal to liquidate the Fund.

Q.	WHAT DO I NEED TO DO IF THE PROPOSAL IS APPROVED?

Nothing. If the proposal is approved by the shareholders and you still hold your shares on the liquidation date, the Fund will automatically mail a check to you at your address of record with your liquidation proceeds. You may also redeem your shares prior to the liquidation date by following the policies set forth in the Fund’s prospectus. If you do redeem your shares before the liquidation date, we ask that you still vote your shares by returning the enclosed proxy card because you are still considered a shareholder of record for the meeting.

REMEMBER—YOUR VOTE COUNTS!

Your vote is extremely important, even if you only own a few Fund shares. The meeting will have to be adjourned without conducting any business if one-third of the shares of the Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the meeting as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

If your completed proxy ballot is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, [            ]. [            ] has been engaged to assist the Fund in soliciting proxies. Representatives of [            ] will remind you to vote your shares.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the enclosed materials, please call us at (800) HYPERION.

Sincerely,

/s/ John J. Feeney, Jr.

John J. Feeney, Jr.
President

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HELIOS SELECT FUND, INC.

Helios Select Short Term Bond Fund

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

(800) HYPERION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 27, 2009

To Shareholders of the Helios Select Short Term Bond Fund:

NOTICE IS GIVEN THAT a Special Meeting of Shareholders (the “Meeting”) of the Helios Select Short Term Bond Fund (the “Fund”), a series of Helios Select Fund, Inc., a Maryland corporation (the “Company”), will be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on March 27, 2009, at 9:30 a.m. Eastern time, for the following purposes:

(1) To approve the liquidation of the Helios Select Short Term Bond Fund, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A; and

(2) To consider and act upon other matters as may properly come before the Meeting and any adjourned session of the Meeting.

The Board of Directors recommends that you vote in favor of the proposal.

Shareholders of record as of the close of business on January 26, 2009, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s). This is important to ensure a quorum at the Meeting.

In addition to voting by mail, you may also authorize your vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by the Internet:
(1) Read the Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Proxy Statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote your shares by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed

Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (800) HYPERION.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Josielyne K. Pacifico
JOSIELYNE K. PACIFICO
SECRETARY OF THE COMPANY

February 24, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO

BE HELD ON MARCH 27, 2009

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and form of proxy are available on the Internet at [www.                    .com].

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR SUBMIT YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, AS INSTRUCTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE OTHER INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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PROXY STATEMENT

HELIOS SELECT FUND, INC.

Helios Select Short Term Bond Fund

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

(800) HYPERION

The Board of Directors (the “Board”) of Helios Select Fund, Inc. (the “Company”) is soliciting proxies from the shareholders of the Helios Select Short Term Bond Fund (the “Fund”), a series of the Company, in connection with a Special Meeting of Shareholders of the Fund, and at any adjournment or postponement thereof (the “Meeting”), to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on March 27, 2009, at 9:30 a.m. Eastern time.

The Meeting notice, this proxy statement (the “Proxy Statement”) and proxy cards are being sent to shareholders of record as of the close of business on January 26, 2009 (the “Record Date”) beginning on or about February 24, 2009. Additional information about the Fund is available by calling (800) HYPERION. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household owns shares of the Fund, unless the Fund has received contrary instructions from the shareholder. If you need additional copies of this Proxy Statement, please contact the Fund by calling (800) HYPERION.

At the Meeting, shareholders will vote on the following proposal:

(1) To approve the liquidation of the Helios Select Short Term Bond Fund, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A; and

(2) To consider and act upon other matters as may properly come before the Meeting and any adjourned session of the Meeting.

The only item of business that the Board expects will come before the Meeting is the proposal to liquidate the Fund, a series of the Company, including all classes, as set forth in the Plan of Liquidation (the “Plan”) adopted by the Board and attached hereto as Appendix A.

The Fund’s net assets as of January 26, 2009, were approximately $1,200,000. Because of the Fund’s relatively small asset size, and the other reasons discussed below, the Board has approved, and recommends that the shareholders approve, the liquidation of the Fund.

The Meeting is being held to seek shareholder approval of the liquidation.

Any shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote. Shareholders of the Fund’s various classes will vote together.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE LIQUIDATION OF THE FUND, AS SET FORTH IN THE PLAN.

THE LIQUIDATION IN GENERAL

At a Meeting of the Board held on December 22, 2008, the Board unanimously approved, and recommended to shareholders for their approval, the Adviser’s recommendation that the Fund be liquidated, as set forth in the Plan. The Plan provides for the complete liquidation of all of the Fund’s assets and distribution to shareholders of the proceeds of the liquidation. If the shareholders approve the Plan, the Adviser will undertake to liquidate the Fund on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The Adviser will be responsible for covering the costs associated with the liquidation of the Fund. Once the Fund’s investment securities are liquidated, the Fund will make a pro rata distribution to the shareholders of those and other assets of the Fund, less liabilities and assets set aside to pay expected liabilities, as described below. If the proposed liquidation of the Fund is not approved by the Fund’s shareholders, the Board will consider, at that time, what appropriate action to take, if any, although it is anticipated that the Fund would remain closed to new investments.

REASONS FOR THE LIQUIDATION

At the meeting of the Board held on December 22, 2008, the Board considered among other things, current market conditions, the Fund’s current net asset level, and the Adviser’s representations regarding the Fund’s prospects for future growth, and the Adviser’s commitment to be responsible for covering all costs associated with the liquidation. The Board also considered the terms and conditions of the liquidation and the Plan as presented at the meeting. The Board considered the federal income tax impact on shareholders as a result of the liquidation of the Fund. As a result, the Board, including all of the directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”) who were present at the December 22, 2008 Board meeting, determined that, based on the materials presented, the discussions held, and the representations and commitments made by the Adviser, the Board accepted the Adviser’s recommendation and determined that it was advisable to liquidate the Fund, and to recommend that the Fund’s shareholders vote to approve the liquidation of the Fund, as set forth in the Plan.

MANAGEMENT OF THE FUND

As previously disclosed in a supplement to the Fund’s current prospectus, the Board has directed the Adviser to manage the Fund in anticipation of liquidation. The Fund’s shares are no longer being offered to new investors. Existing investors with an account already open in the Fund will be allowed to continue to invest in the Fund until the shareholders approve the liquidation.

PLAN OF LIQUIDATION OF THE FUND

The following discussion summarizes the important terms of the Plan, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Appendix A. Shareholders are urged to read the Plan in its entirety. The Plan provides for the complete liquidation of all assets of the Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Fund and the distribution of the remaining net assets to shareholders of the Fund.

The Plan will become effective on the date the shareholders approve the proposal (the “Effective Date”). After the Effective Date, the Fund will not engage in any investment activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities and distributing its remaining assets to shareholders in accordance with the Plan. The Adviser will undertake to liquidate the Fund in accordance with the terms of the Plan. As soon as practicable after the consummation of the sale of the Fund’s investment securities and the payment of, or establishment of reserves for, all of the Fund’s known liabilities and obligations, the Fund’s shareholders will receive distributions in a per share amount equal to the net asset value per share, as determined in accordance with the Fund’s current registration statement (the “Liquidation Distribution”).

CLOSING OF THE BOOKS AND CONTINUED REDEMPTIONS

The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective shareholdings as of the close of business on the business day before the day on which the Fund makes the Liquidation Distribution (the “Liquidation Date”). On that date, the books of the Fund will be closed, except to the extent necessary to complete the transactions contemplated by the Plan. The right of a shareholder to redeem his or her shares at any time before the Fund makes the Liquidation Distribution has not been impaired by the adoption of the Plan. Therefore, until the close of business on the business day before the Liquidation Date, a shareholder may redeem shares in accordance with the redemption procedures set forth in the Fund’s current prospectus without waiting for the Fund to take any action, and the Fund may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares.

LIQUIDATION DISTRIBUTION

At present, the date or dates on which the Fund will pay a Liquidation Distribution to its shareholders and on which the Fund will be liquidated are not known to the Fund, but it is anticipated that if the Plan is adopted by the shareholders such liquidation would occur at some point prior to April 30, 2009. Shareholders will receive their Liquidation Distribution without any further action on their part. Beneficial owners whose shares are held in “street name” should consult their brokers or other financial intermediaries for information on the timing of receipt of distributions with respect to their respective interests in the Fund.

CREDITORS AND SERVICE PROVIDERS

After the Effective Date, the Fund will terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Plan, and will notify creditors of the liquidation.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material U.S. federal income tax consequences to shareholders on receipt of their pro rata shares of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This discussion also summarizes the material U.S. federal income tax consequences to the Fund resulting from its liquidation. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), temporary and proposed Treasury Regulations and administrative and judicial interpretations, all as in effect on the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

As discussed above, pursuant to the Plan, the Fund will sell its investment securities and distribute the proceeds to its shareholders on the basis of their respective shareholdings. The Fund anticipates that it will retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets to the extent distributed to shareholders.

For federal income tax purposes, a shareholder’s receipt of investment company taxable income (generally, dividends, interest and net short-term capital gain) will continue to be taxed as an ordinary dividend. However, a shareholder’s receipt of his or her pro rata share of the Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each shareholder generally will recognize gain (or loss) for federal income tax purposes equal to the amount by which such cash exceeds (or is less than) the shareholder’s tax basis in his or her Fund shares. If any gain or loss is recognized, such gain or loss generally will be treated as long-term capital gain or loss if the Fund shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Notwithstanding the foregoing, any loss realized by a shareholder in respect of shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Fund.

Shareholders investing through qualified retirement plan accounts who receive their Liquidation Distribution outside of their plan account should consider promptly the reinvestment of such distribution into another qualified retirement plan account to avoid incurring tax penalties. The receipt of a Liquidation Distribution by a qualified retirement account, including an Individual Retirement Account Plan (“IRA”), would generally not be viewed as a taxable event to the beneficiary. In the event that the Liquidation Distribution cannot be held by an IRA and must be distributed, tax results will vary depending upon the status of each beneficiary, and therefore beneficiaries who receive distributions from an IRA on account of the liquidation of the Fund must consult with their own tax advisers regarding their personal tax results in this matter.

The foregoing summary sets forth general information regarding the anticipated federal income tax consequences of the liquidation to the Fund and to shareholders who are United States citizens or residents. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder in light of the shareholder’s particular circumstances, nor does it discuss the special considerations applicable to those holders of shares subject to special rules, such as shareholders whose functional currency is not the United States dollar, shareholders subject to the alternative minimum tax, shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark to market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, or shareholders who hold their shares as part of a straddle, constructive sale or conversion transaction. This discussion assumes that shareholders hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). The Fund will not seek an opinion of counsel or a ruling from the IRS with respect to the U.S. federal income tax consequences discussed herein and accordingly there can be no assurance that the IRS will agree with the positions described in this Proxy Statement. This discussion also does not address the application and effect of any foreign state or local tax laws. Shareholders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for their shares, in light of their individual circumstances.

AMENDMENT OR ABANDONMENT OF PLAN

The Board may modify or amend the Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the shareholders, the Board will submit the amendment or modification to the shareholders for approval. In addition, the Board may abandon this Plan without shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. The Board and the officers of the Fund also are authorized to approve changes to the terms of any of the transactions referred to in the Plan, to interpret any of the provisions of the Plan, and to make, execute and deliver such other documents and to take such other action to carry out the provisions of the Plan and liquidate the Fund.

RECOMMENDATION OF THE BOARD

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO LIQUIDATE THE FUND, AS SET FORTH IN THE PLAN.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

The address of the Adviser, Hyperion Brookfield Asset Management, Inc., is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. The address of the Fund’s distributor, Morgan Keegan & Co. Inc., is 50 North Front Street, 11th Floor, Memphis, TN 38103.

FUND ANNUAL REPORT

THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT TO ITS SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 2008. YOU MAY OBTAIN A COPY OF THE FUND’S MOST RECENT SEMI-ANNUAL REPORT FOR THE PERIOD ENDED OCTOBER 31, 2008 AND ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2008, WITHOUT CHARGE, BY WRITING TO THE FUND AT THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR, NEW YORK, NEW YORK 10281-1010 OR BY CALLING (800) HYPERION.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Only shareholders of record at the close of business on January 26, 2009 are entitled to vote at the Meeting. The number of shares of the Fund outstanding as of the close of business on January 26, 2009 was as follows:

TITLE OF CLASS	NUMBER OF SHARES
Helios Select Short Term Bond Fund Class A	175,345.710
Helios Select Short Term Bond Fund Class C	15,855.901
Helios Select Short Term Bond Fund Class I	504,284.999

As of January 26, 2009, the Fund believes that the directors and officers of the Fund, individually and as a group, owned beneficially less than one percent of the shares of the Fund.

As of January 26, 2009, the following persons owned beneficially 5% or more of the shares of each class of the Fund:

TITLE OF CLASS	NAME AND ADDRESS	AMOUNT OF SHARES BENEFICIALLY OWNED AND NATURE OF OWNERSHIP	PERCENTAGE OF CLASS OWNED

[            ] held for its own account, and for accounts over which it has investment discretion     % of the shares as of the Record Date and intends to vote in favor of liquidation. As a significant beneficial owner of shares,                      may be able to influence the outcome of the proposal.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund, employees or agents of the Adviser and one or more third-party agents, particularly as the date of the Meeting approaches. The Fund has retained a proxy solicitor, [The Altman Group (the “Agent”)], to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the Agent has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposal described in the Proxy Statement. The costs of proxy solicitation and expenses incurred in connection with preparing the Proxy Statement and its enclosures, including, the costs of retaining the Agent, estimated to be [$10,000], will be the responsibility of the Adviser.

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call Fund representatives toll-free at (800) HYPERION.

COSTS OF SOLICITATION. All of the costs of the Meeting, including the costs of soliciting proxies, will be covered by the Adviser. None of these costs will be borne by the Fund.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy ballot(s). You may vote by proxy by any one of the following methods, whether or not you plan to attend the meeting in person: (1) by mailing the enclosed proxy card, (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for the proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted at the Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy (by the methods of voting described above), or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the “Tellers”). One-third of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present at the Meeting for quorum purposes but will not be (1) considered votes cast at the Meeting or (2) voted for or against any adjournment or proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

REQUIRED VOTE. Approval of the proposal to liquidate the Fund will require the affirmative vote of a majority of the votes cast at the Meeting if a quorum is present. If the required vote is not obtained, the Board will consider what other actions to take in the best interests of the Fund.

ADJOURNMENTS; OTHER BUSINESS. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies for the purpose of reconvening the Meeting. In determining whether to adjourn or reconvene the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the liquidation pursuant to the Plan. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. It is expected that the Plan will be implemented as soon as practicable after the Effective Date, and that no future meetings of shareholders will be held. The Fund does not hold annual or other regular meetings of shareholders unless a shareholder vote is required under the 1940 Act. In the event that the Fund is not liquidated and holds a meeting of shareholders in the future, shareholder proposals intended to be presented at such meeting must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal laws.

APPENDIX A

PLAN OF LIQUIDATION

OF

HELIOS SELECT SHORT TERM BOND FUND

This Plan of Liquidation (the “Plan”) of Helios Select Short Term Bond Fund (the “Fund”), a series of Helios Select Fund, Inc., a Maryland corporation (the “Company”), has been approved by the Board of Directors of the Company (the “Board”) as being advisable. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund’s common stock (the “Shareholders”) in the aggregate without regard to class for their adoption or rejection at a special meeting of Shareholders, and has authorized the distribution of a proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.

ADOPTION OF PLAN. The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders by a majority of the votes cast at the special meeting (or any adjournment or reconvening thereof) if a quorum is present. The Fund will cause its adoption of this Plan to be reported on Internal Revenue Service Form 966 within 30 days after such adoption.

2.

CLOSING OF BOOKS AND CONTINUED REDEMPTIONS. The proportionate interests of Shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the business day immediately preceding the date of liquidation (the “Liquidation Date”), or on such other date as may be determined by the Board (the “Determination Date”). On the Liquidation Date or Determination Date, as the case may be, the books of the Fund shall be closed, except to the extent necessary to complete the transactions contemplated by the Plan. Prior to making the liquidation distributions to Shareholders described in Section 5, the Fund shall continue to honor requests for the redemption of the Fund’s shares received before the close of business on the business day immediately preceding the Liquidation Date in accordance with the redemption procedures set forth in the Fund’s current prospectus, and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit reinvestment thereof in additional shares.

3.

SALE OR DISTRIBUTION OF ASSETS. Commencing as soon as practicable after the Effective Date and ending in no event later than April 30, 2009 (the “Liquidation Period”), the Fund and the Fund’s investment adviser, Hyperion Brookfield Asset Management, Inc. (the “Adviser”), shall have the authority to engage in such transactions as may be appropriate to its liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

4.

PROVISIONS FOR LIABILITIES. During the Liquidation Period, the Fund shall pay or discharge or set aside a reserve fund for, or by other appropriate means provide for, the payment or discharge of any and all liabilities and obligations of the Fund, including, without limitation, contingent or unascertained liabilities.

5.	DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the Liquidation Date to the Shareholders of record

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as of the close of business on the business day immediately preceding the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Fund’s officers shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

6.

NOTICE OF LIQUIDATION AND TERMINATION OF CONTRACTS. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, at their addresses as shown on the Fund’s records, that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the MGCL. The Fund also shall terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Plan.

7.

AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Shareholders, such amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

8.

POWERS OF BOARD AND OFFICERS. Without limiting the power of the Board under Maryland law and the Charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they may deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Fund in accordance with the Code, the MGCL, and any rules and regulations of the SEC or any state securities commission. Such actions may include, without limitation, the execution and filing of any instruments of liquidation or other documents, withdrawing any qualifications to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns. After the Effective Date, the current officers and directors shall continue in office solely for the purpose of implementing this Plan and any actions to be taken in connection therewith.

9.

TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after the Effective Date, the Fund shall cease to conduct business and shall not engage in any business activities, except as shall be necessary in connection with the effectuation of its liquidation, including winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities as provided in Section 4 herein, and distributing its remaining assets to Shareholders in accordance with this Plan.

10.

EXPENSES. The expenses of carrying out the terms of this Plan (which shall not include transaction costs, taxes and extraordinary expenses) shall be borne by the Adviser, whether or not the liquidation contemplated by this Plan is effected.

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11.

GOVERNING LAW. The Plan shall be subject to and construed consistently with the Charter and the Fund’s By-Laws, as amended, and shall otherwise be governed by and construed in accordance with the laws of the State of Maryland.

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PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select Short Term Bond Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2009

This proxy is being solicited by the Board of Directors of the Helios Select Fund, Inc. (the “Company”) to shareholders of the Helios Select Short Term Bond Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies Thomas F. Doodian and John J. Feeney, Jr., and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Signature(s) (if held jointly) Date

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to authorize your vote:

1. Internet:

Log on to [www.                    .com]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2. Touchtone Phone:	Simply dial toll-free [#-###-###-####] and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

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PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select Short Term Bond Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2009

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

1. To approve the liquidation of the Helios Select Short Term Bond Fund, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A.	☐	☐	☐